FORM N-1A
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                                            [X]
           Pre-Effective Amendment No.                                                                                                                                [   ]
           Post-Effective Amendment No. 36                                                                                                                         [X]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                                                                                                                                                      [X]

Amendment No. 30
(Check appropriate box or boxes.)

BRUCE FUND, INC.
(Exact name of Registrant as Specified in Charter)

20 North Wacker Drive
Suite 2414
Chicago, Illinois  60606
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code:   (312) 236-9160

Robert B. Bruce
20 North Wacker Drive
Suite 2414
Chicago, Illinois 60606
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous Offering

It is proposed that this filing will become effective (check appropriate box)

       X                                immediately upon filing pursuant to paragraph (b) of Rule 485
       ___                      on (date) pursuant to paragraph (b) of Rule 485
       ___                      60 days after filing pursuant to paragraph (a)(1) of Rule 485
       ___                      on (date) pursuant to paragraph (a)(l) of Rule 485
       ___                      75 days after filing pursuant to paragraph (a)(2) of Rule 485
       ___                      on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
___	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

BRUCE FUND, INC.

BRUFX

PROSPECTUS

Management of the Bruce Fund, a diversified, open-end no-load management company, attempts to achieve the Fund’s objective of long-term capital appreciation primarily through investments in common stock and debt securities; income is a secondary consideration.  The Fund may also invest in other securities.

___________________________

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

___________________________

October 28, 2011

SUMMARY SECTION	3
Investment Objective	3
Fees and Expenses of the Fund	3
Principal Investment Strategies	4
Principal Risks	4
Performance	6
Portfolio Management	7
Purchase and Sale of Fund Shares	7
Tax Information	7
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS	8
Principal Investment Strategies of the Fund	8
Principal Risks of Investing in the Fund	9
Investor Profile	11
Additional Information About Investments	11
Investment Restrictions	12
ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND	12
SHAREHOLDER INFORMATION	13
Pricing of Fund Shares	13
Fair Value Pricing	14
Purchase of Fund Shares	15
Tax Sheltered Retirement Plans	16
Other Purchase Information	16
Redemption of Fund Shares	17
Dividends and Distributions	18
Tax Consequences	19
Market Timing Policy	20
FINANCIAL HIGHLIGHTS	21
FOR MORE INFORMATION	Back Cover

SUMMARY SECTION

Investment Objective

The investment objective of the Bruce Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0. 57%
Distribution (12b-1) Fees	0.00%
Other Expenses	0. 25%
Acquired Fund Fees and Expenses1	0. 02%
Total Annual Fund Operating Expenses	0. 84%
1 Acquired Fund Fees and Expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$86	$268	$466	$1, 037

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the Expense Example above, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 20.64 % of the average value of its portfolio.

Principal Investment Strategies

The Fund’s adviser (Bruce & Co., Inc.) seeks to achieve the Fund’s objective of long-term capital appreciation by investing primarily in domestic common stocks and bonds, including convertible bonds and “zero coupon” government bonds.

The Fund may invest, without restriction, in future interest and principal of U. S. Government securities, commonly known as "zero coupon" bonds.  The Fund’s strategy is to use long-dated issues as an attempt to seek capital appreciation.  This strategy is primarily used in the absence of viable common stock opportunities.

Other debt securities, traded on exchanges or over-the-counter, may be acquired, sometimes at substantial discounts from the principal amount.  Investments may be made in defaulted bonds, which might sell at a fraction of their par value.  The Fund’s strategy for these bonds is to use primarily bonds which have significant yield to maturities, or to use convertible bonds which fluctuate with the underlying common stock.  A majority of these bonds are lower-rated or “junk” bonds, which carry no credit ratings.

The Fund may invest in domestic common stocks of any capitalization, although the adviser will focus on smaller companies, as well as micro-cap securities.  Both growth and value criteria are used to determine and select those stocks.  Securities of unseasoned companies may also be acquired.  Out-of-favor, turnaround and distressed situations are actively pursued.

The Fund may invest in foreign securities, either directly, or through the use of American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”). ADRs or GDRs in which the Fund invests will be denominated in U.S. dollars and listed on a U.S. exchange.

At times, the adviser’s strategy may result in the Fund holding a large cash position for a transitional period of time.  The cash position will generally be held in a money market mutual fund, but may also be invested in short-term government securities, certificates of deposit, commercial paper, or repurchase agreements.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective.  As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment.  Below are some of the specific risks of investing in the Fund.

Stock Market Volatility. The Fund’s investments may decline in value if the stock markets perform poorly.  There is also a risk that the Fund’s investments will underperform either the securities markets generally or the Fund’s benchmark index.

Issuer-Specific Changes. The value of the Fund may decrease in response to the activities and financial prospectus of an individual company in the Fund’s portfolio.

Management Risk.  If the adviser’s assessment of the prospects for individual securities is incorrect it could result in significant losses in the Fund’s investment in those securities, which can also result in possible losses overall for the Fund.

Distressed Investment Risk.  There can be no assurance that the adviser will correctly evaluate the nature and magnitude of all factors that could affect the outcome of an investment in a distressed security.  The prices of distressed securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher-rated securities.  The secondary market for distressed securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of such securities.

Liquidity Risk. Securities can become difficult to sell, or less liquid, for a variety of reasons, such as lack of an active trading market. The Fund, being able to invest in unseasoned companies, defaulted bonds and debt securities, traded over-the-counter or at substantial discounts, will be subject to liquidity issues and risk.  The urgency to sell these securities might result in receiving a price substantially less than anticipated.

Interest Rate Risk. Market interest rates change, causing the current market value of debt securities at any time to fluctuate.  The value of the Fund's debt securities portfolio may decline when market interest rates rise. The Fund, being able to invest without restriction in future interest and principal of U. S. Government securities, commonly known as "zero coupon" bonds, would be primarily sensitive to and affected by interest rate risk, if so invested.  Zero coupon bonds move substantially more than a corresponding coupon-paying bond of the same maturity, as interest rates fluctuate.

Value Risk.  Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock.  However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

Growth Risk.  If the adviser’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

Cash Investments.  The Fund may hold a substantial cash position.  If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested, and may not achieve its capital appreciation objective.

Small or Micro Cap Investing. The value of securities of smaller, less well-known issuers can be substantially more volatile than that of larger issuers.

Government Securities Risk.  Not all U.S. government securities are backed by the full faith and credit of the U.S. government.  It is possible that the U.S. government would not provide financial support to certain of its agencies or instrumentalities if it is not required to do so by law.  If a U.S. government agency or instrumentality in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price or yield could fall.

Maturity Risk. The longer the maturity of a debt security the more its value fluctuates with changes in interest rates. When interest rates rise, you can expect the value of long-term bonds to fall more than those of short-term bonds.

Credit Risk. There is a risk that the issuer of a debt security may become insolvent and unable to meet interest payments or to repay principal at maturity, and that defaulted bonds may remain in default, resulting in no repayment to the holder at maturity. Various credit rating firms many times rate debt securities, and the lowering of such ratings can cause the value of the debt securities to decline.

Foreign Investing Risk. Foreign stocks may underperform or be more volatile than U.S. stocks.  Risks related to investments in foreign securities include: currency exchange rate fluctuation; less public information; less stringent regulatory standards; and lack of uniform accounting, auditing and financial reporting standards.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year.  The table below shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index.  This information provides some indication of the risks of investing in the Fund.  Past performance of the Fund before and after tax is not necessarily an indication of how it will perform in the future.  Current performance of the Fund may be lower or higher than the performance quoted below.  Updated performance information may be obtained by calling (800) 872-7823.

During the period shown in the bar chart, the highest return for a quarter was 29.90% during the quarter ended June 30, 2003 and the lowest return for a quarter was -13.90% during the quarter ended September 30, 2008.  The Fund’s year to date return as of September 30, 2011 was 0.17%.

Average Annual Total Returns for the periods ending December 31, 2010

Bruce Fund	1 Year	5 Years	10 Years
Return Before Taxes	23.95%	5.90%	17.53%
Return After Taxes on Distributions	23.17%	4.94%	15.72%
Return After Taxes on Distributions and Sale of Fund Shares	16.59%	4.84%	14.86%
S&P 500 Stock Index (reflects no deduction for fees)	15.09%	2.29%	1.41%

After-tax returns are calculated using the historical highest individual federal income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management

Investment Adviser – Bruce and Co., Inc.

Portfolio Managers

•	Robert B. Bruce, President and Chief Operating Officer of the Adviser; Portfolio Manager of the Fund since 1983

•	R. Jeffrey Bruce, Vice President of the Adviser; Portfolio Manager of the Fund since 1983

Purchase and Sale of Fund Shares

Minimum Initial Investment                                                        To Place Buy or Sell Orders
$1,000 for all account types                                                          By Mail:  Bruce Fund, Inc.
 c/o:  Huntington Asset Services, Inc.
Minimum Additional Investment                                                 P.O. Box 6110
$500                                                                                                 Indianapolis, IN  46206

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.  Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

ADDITIONAL INFORMATION ABOUT THE FUND’S
PRINCIPAL STRATEGIES AND RELATED RISKS

Principal Investment Strategies of the Fund

The Fund’s adviser (Bruce & Co., Inc.) seeks to achieve the Fund’s investment objective of long-term capital appreciation by investing primarily in domestic common stocks and bonds, including convertible bonds and “zero coupon” government bonds.

The Fund may invest, without restriction, in future interest and principal of U. S. Government securities, commonly known as "zero coupon" bonds.  The Fund’s strategy is to use long-dated issues as an attempt to seek capital appreciation.  This strategy is primarily used in the absence of viable common stock opportunities.

Other debt securities, traded on exchanges or over-the-counter, may be acquired, sometimes at substantial discounts from the principal amount.  Investments may be made in defaulted bonds, which might sell at a fraction of their par value.  The Fund’s strategy for these bonds is to use bonds which have significant yield to maturities, or to use convertible bonds which fluctuate with the underlying common stock.  A majority of these bonds are lower-rated or “junk” bonds, which carry no credit ratings.

The Fund may invest in domestic common stocks of any capitalization, although the adviser will focus on smaller companies, as well as micro-cap securities.  Both growth and value criteria are used to determine and select those stocks.  Securities of unseasoned companies may also be acquired.  Out-of-favor, turnaround and distressed situations are actively pursued.

The Fund may invest in foreign securities, either directly, or through the use of American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”), which are receipts issued by U.S. banks for shares of a foreign corporation that entitle the holder to dividends and capital gains on the underlying security.  ADRs or GDRs in which the Fund invests will be denominated in U.S. dollars and listed on a U.S. exchange.

At times, the adviser’s strategy may result in the Fund holding a large cash position for a transitional period of time.  The cash position will generally be held in a money market mutual fund, but may also be invested in short-term government securities, certificates of deposit, commercial paper, or repurchase agreements.

The Fund may sell a security if 1) the security reaches the adviser’s valuation target, 2) the adviser believes the company’s fundamentals have changed, or 3) the company is not performing as expected.

Principal Risks of Investing in the Fund

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective.  As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment.  Below are some of the specific risks of investing in the Fund.

Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments.  Different parts of the market can react differently to these developments. The Fund’s investments may decline in value if the stock markets perform poorly.  There is also a risk that the Fund’s investments will underperform either the securities markets generally or the Fund’s benchmark index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of the Fund may decrease in response to the activities and financial prospectus of an individual company in the Fund’s portfolio.

Management Risk.  The adviser’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective.  If the adviser’s assessment of the prospects for individual securities is incorrect it could result in significant losses in the Fund’s investment in those securities, which can also result in possible losses overall for the Fund.

Distressed Investment Risk.  The Fund may invest in securities of companies that are in financial distress, experiencing poor operating results, having substantial capital needs, have negative net worth, or are in bankruptcy.  There can be no assurance that the adviser will correctly evaluate the nature and magnitude of all factors that could affect the outcome of an investment.  The prices of distressed securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher-rated securities.  During an economic downturn or substantial period of rising interest rates, distressed issuers, who are typically highly leveraged, may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing.  The secondary market for distressed securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of such securities.  In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of distressed securities.  Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of distressed issuers to make principal and interest payments than is the case for higher grade securities.  The adviser’s ability to hedge these risks may be extremely limited.

Liquidity Risk. Securities can become difficult to sell, or less liquid, for a variety of reasons, such as lack of an active trading market. The Fund, being able to invest in unseasoned companies, defaulted bonds and debt securities, traded over-the-counter or at substantial discounts, will be subject to liquidity issues and risk.  The urgency to sell these securities might result in receiving a price substantially less than anticipated.

Interest Rate Risk. The issuers of debt securities, including "zero coupon" government bonds, are expected to redeem the securities by payment to the investor of the principal amount at maturity.  However, market interest rates change, causing the current market value of debt securities at any time to fluctuate.  The value of the Fund's debt securities portfolio may decline when market interest rates rise. The Fund, being able to invest without restriction in future interest and principal of U. S. Government securities, commonly known as "zero coupon" bonds, would be primarily sensitive to and affected by interest rate risk, if so invested.  Zero coupon bonds move substantially more than a corresponding coupon-paying bond of the same maturity, as interest rates fluctuate.

Value Risk.  A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, and other factors, or because it is associated with a market sector that generally is out of favor with investors.  Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock.  However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

Growth Risk.  The Fund invests in companies that appear to be growth-oriented companies.  Growth companies are companies that the Fund’s adviser believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income.  If the adviser’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

Cash Investments.  The Fund may hold a substantial cash position.  If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested, and may not achieve its capital appreciation objective.  To the extent the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses in addition to the Fund’s direct fees and expenses.

Small or Micro Cap Investing. The value of securities of smaller, less well-known issuers can be substantially more volatile than that of larger issuers.  Small companies may have limited product lines, markets or financial resources.  Their management may be dependent on a limited number of key individuals, and smaller companies may experience higher failure rates than do larger companies.  The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

Government Securities Risk.  Not all U.S. government securities are backed by the full faith and credit of the U.S. government.  It is possible that the U.S. government would not provide financial support to certain of its agencies or instrumentalities if it is not required to do so by law.  If a U.S. government agency or instrumentality in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price or yield could fall.  The U.S. government guarantees payment of principal and timely payment of interest on certain U.S. government securities.  This does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

Maturity Risk. The longer the maturity of a debt security the more its value fluctuates with changes in interest rates. When interest rates rise, you can expect the value of long-term bonds to fall more than those of short-term bonds.

Credit Risk. The risk of loss on a debt security is less than on an equity security of the same issuer, but there is a risk that the market price of the debt security may decline below the price at which it was acquired.  There is also a risk that the issuer may become insolvent and unable to meet interest payments or to repay principal at maturity, and that defaulted bonds may remain in default, resulting in no repayment to the holder at maturity. Various credit rating firms many times rate debt securities, and the lowering of such ratings can cause the value of the debt securities to decline.

Foreign Investing Risk. Foreign stocks may under perform or be more volatile than U.S. stocks.  Risks related to investments in foreign securities include: currency exchange rate fluctuation; less public information; less stringent regulatory standards; and lack of uniform accounting, auditing and financial reporting standards.

Investor Profile

The Fund is intended for those investors who have a high tolerance for risk and a long-term time horizon.  Shareholders should be comfortable with fluctuating share prices as well as the Fund’s other investment risks.

 Additional Information About Investments

The Fund's primary investment objective is long-term capital appreciation, which may be changed at any time without shareholder approval.  The Fund primarily invests in smaller capitalization companies, whether it is their common stock, convertible bond, or other debt instrument, wherever the Fund’s adviser sees the optimal capital appreciation potential. There is no minimum or maximum investment percentage of Fund assets required to be in any type of security. Out-of-favor, turnaround and distressed situations are actively pursued.  The likelihood of losing some or all of those assets invested in turnaround or distressed situations is much higher than with other investments.

The Fund reserves the right, as a temporary defensive measure when general economic (including market) conditions are believed by management to warrant such action, to invest any portion or all of its assets in conservative fixed-income securities such as United States Treasury Bills, certificates of deposit, prime-rated commercial paper, money market funds, and repurchase agreements with banks (agreements under which the seller of a security agrees at the time of sale to repurchase it at an agreed time and price).  When the Fund is so invested it may not achieve its objective.

Securities are not generally purchased with a view to rapid turnover to obtain short-term profits, but rather are purchased because management believes they will appreciate in value over the long-term.  The adviser believes that the Fund will generally experience a low rate of portfolio turnover.

Investment Restrictions

The Fund has adopted certain investment restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares, as defined by the Investment Company Act.  Such investment restrictions are set forth in the Fund's "Statement of Additional Information".

ADDITIONAL INFORMATION ABOUT
MANAGEMENT OF THE FUND

The Fund has entered into an Investment Advisory Agreement (the “Agreement”) employing Bruce and Co., Inc. to manage the investment and reinvestment of the Fund's assets and to otherwise administer the Fund's affairs to the extent requested by the Board of Directors. Bruce and Co., Inc., 20 North Wacker Drive, Suite 2414, Chicago, Illinois 60606, is an Illinois corporation controlled by Robert B. Bruce and R. Jeffrey Bruce.  The adviser also manages portfolios for individuals, small businesses, and institutions.

Since 1983, the Fund has been team managed by Robert B. Bruce and R. Jeffrey Bruce, who are jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

Robert B. Bruce is president and chief compliance officer of the adviser.  He is also president, treasurer, and chief compliance officer of the Fund.  Robert founded the adviser in 1974, and has worked as an independent investment manager since 1974.

R. Jeffrey Bruce is vice-president of the adviser and vice-president and secretary of the Fund. He has worked as an analyst/manager for the adviser since April 1983.

The Fund’s Statement of Additional Information provides additional information about the Fund’s portfolio managers, including each portfolio manager’s compensation, other accounts that they manage, and their ownership of shares of the Fund.

Bruce and Co.'s compensation for its services to the Fund is calculated as follows:

Annual Percentage Fee	Applied to Average Net Assets of the Fund

1.00%	Up to $20,000,000; plus
0.60%	$20,000,000 through $l00,000,000; plus
0.50%	over $l00,000,000

The fee is calculated and paid each calendar month based on the average of the daily closing net asset value of the Fund for each day of that month.  Since the rates above are annual rates, the amount payable to the adviser for each calendar month is l/l2th of the amount calculated as described.  The Fund also bears certain fees and expenses including, but not limited to, fees of directors (not affiliated with Bruce and Co.), custodian fees, costs of personnel to perform clerical, accounting and office services for the Fund, fees of independent auditors, counsel, and transfer agencies, and brokers' commissions.  These fees are fully described in the Investment Advisory Agreement. The adviser, Bruce and Co., received $1, 480,116 during the fiscal year ended June 30, 2011 (0. 57 % of average net assets).  The Agreement is subject to annual review and will continue in force if specifically approved annually by (i) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote by the majority of independent directors, cast in person at a meeting called for the purpose of voting for such approval.  A discussion regarding the Board's basis for approving the Investment Advisory Agreement is available in the Fund's semi-annual report to shareholders dated December 31, 2010 .

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Fund shares are priced at net asset value (NAV), which is determined as of the close of trading (which is normally 4:00 p.m. Eastern Time) each business day by dividing the value of the Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities (including accrued expenses), by the number of shares outstanding.  Securities listed on a stock exchange are valued on the basis of the last sale on that day or, lacking any sales, at the last reported sale price.  Unlisted securities for which quotations are available are valued at the evaluated mean, which represents the good faith opinion as to what a buyer in the marketplace would pay for a security (typically in an institutional round lot position) in a current sale.  The Fund’s pricing service regularly obtains evaluation inputs, including broker quotes, market color, and bid information, as part of its pricing methodologies. The net asset value would also be determined at the close of business on any other day on which the current net asset value of the Fund's shares is materially affected by changes in the value of the portfolio securities, provided that such day is a business day on which shares were tendered for redemption or orders to purchase shares were received by the Fund.  Except under extraordinary conditions, the Fund's business days will be the same as those of the New York Stock Exchange.  The Stock Exchange is closed on weekends, most federal holidays, and Good Friday.

Fair Value Pricing

Equity securities are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board of Directors of the Fund (the “Board”).

Investments in money market mutual funds are generally priced at the ending net asset value (NAV) provided by the service agent of the money market fund.

Fixed income securities (corporate bonds, asset-backed securities, U.S. government securities and U.S. government agency securities) are generally valued using market quotations.  However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

In the absence of a listed price quote, or a supplied price quote which is deemed to be unrepresentative of the actual market price, the Adviser shall use any or all of the following criteria to value securities:

•	Last sales price
•	Price given by pricing service
•	Last quoted bid & asked price
•	Third party bid & asked price
•	Indicated opening range

Purchase of Fund Shares

Shares of the Fund are available exclusively to U.S. citizens.  To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity.  If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk.  If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified.  However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day on which your account is closed.  If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Initial Purchase

Your initial purchase request must include:

•	a completed and signed investment application form; and
•	a personal check with name pre-printed (subject to the minimum amount) made payable to Bruce Fund, Inc.

Mail the application and check to:

U.S. Mail:  Bruce Fund, Inc.                                                             Overnight: Bruce Fund, Inc.
c/o Huntington Asset Services, Inc.                            c/o Huntington Asset Services, Inc.
P.O. Box 6110                                                              2960 North Meridian Street
Indianapolis, Indiana 46206-6110                              Suite 300
 Indianapolis, Indiana 46208

Additional Investments

You may purchase additional shares of the Fund at any time by mail.  Each additional mail purchase request must contain:

•	your name
•	the name on your account(s)
•	your account number(s)
•	a check made payable to the Fund

Checks should be sent to the Fund at the address listed above.

All applications must be accompanied by payment.  Applications are subject to acceptance by the Fund, and are not binding until so accepted. Shares will be bought at the next NAV, as applicable, calculated after the order is received in proper form. The Fund does not accept telephone orders for purchase of shares and reserves the right to reject applications in whole or in part.  The Board of Directors of the Fund has established $1,000 as the minimum initial purchase and $500 as the minimum for any subsequent purchase (except through dividend reinvestment), which minimum amounts are subject to waiver by the adviser, or to change at any time.  Shareholders will be notified in the event such minimum purchase amounts are changed.  Stock certificates are no longer issued.

Tax Sheltered Retirement Plans

Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); 403(b) plans and other tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans.  Please contact Shareholder Services at (800) 872-7823 for information regarding opening an IRA or other retirement account.  Please consult with an attorney or tax adviser regarding these plans.  You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian.  Call the Fund’s transfer agent about the IRA custodial fees.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person.  If your check does not clear, you will be responsible for any loss incurred by the Fund.  You may be prohibited or restricted from making future purchases in the Fund.  Checks must be made payable to the Fund.  The Fund and its transfer agent may refuse any purchase order for any reason.  Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted.  Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000.  In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired).  Cashier’s checks and bank official checks in amounts less than $10,000 will also be accepted for IRA transfers from other financial institutions.

Redemption of Fund Shares

Shareholders have the right to redeem their shares at any time, at no charge, by mail. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption.  Requests should be addressed to:

U.S. Mail:  Bruce Fund, Inc.                                                             Overnight: Bruce Fund, Inc.
c/o Huntington Asset Services, Inc.                            c/o Huntington Asset Services, Inc.
P.O. Box 6110                                                              2960 North Meridian Street
Indianapolis, Indiana 46206-6110                              Suite 300
 Indianapolis, Indiana 46208
Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem.  Requests to sell shares that are received in good order are processed at the net asset value next calculated after the Fund receives your order in proper form.  To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.  The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record, mailed to an address other than the address of record, if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions.  The Fund may also require a signature guarantee for redemptions of $25,000 or more.  Signature guarantees are for the protection of shareholders.  You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.  All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.  For joint accounts, both signatures must be guaranteed.  Please call Shareholder Services at (800) 872-7823 if you have questions.  At the discretion of the Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

Signatures on endorsed certificates submitted for redemption must be guaranteed as described above. Shares will be sold at the next NAV calculated after the redemption request is received in proper form. It is suggested that all redemption requests by mail be sent Certified Mail with return receipt.  If you are not certain of the requirements for a redemption please call Shareholder Services at (800) 872-7823.  The redemption price is the net asset value per share determined as described previously under the heading "Pricing of Fund Shares".  Redemptions specifying a certain date or share price cannot be accepted and will be returned.  You will be mailed the proceeds on or before the fifth business day following the redemption.  However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days.  Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.  You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

The Fund does not intend to redeem shares in any form except cash.  However, if in the opinion of the Board of Directors, conditions exist which make cash payments undesirable, payment may be made in securities or other property in whole or in part.  If the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash.  Securities delivered in payment of redemptions are valued at the same value as that used for the same security in the Fund’s portfolio.  In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

Redemption proceeds sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV.  Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $1,000 due to redemptions, or such other minimum amount as the Fund may determine from time to time.  You may increase the value of your shares in the Fund to the minimum amount within the 30-day period.  All shares of the Fund are also subject to involuntary redemption if the Board of Directors determines to liquidate the Fund.  An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.

Dividends and Distributions

Unless a shareholder otherwise directs, all income dividends and capital gains distributions are automatically reinvested in full and fractional shares of the Fund.  Shares are purchased at the net asset value (see "Pricing of Fund Shares") next determined after the dividend declaration and are credited to the shareholder's account.  Stock certificates are not issued.  A shareholder may elect to receive all income dividends and capital gains distributions in cash or to reinvest capital gains distributions and receive income dividends in cash.  An election to reinvest or receive dividends and distributions in cash will apply to all shares of the Fund registered in the same name, including those previously purchased.  A shareholder wishing to make such election must notify the transfer agent in writing of such election.

Shareholders may elect not to continue in the dividend reinvestment program at any time.  Following such election, the shareholder will receive income dividends or all distributions in cash.  Any shareholder who is not participating in the dividend reinvestment program may elect to do so by giving written notice to the transfer agent.  If an election to withdraw from or participate in the dividend reinvestment program is received between a dividend declaration date and payment date, it will become effective on the day following the payment date.

The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record on the applicable account.  Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if either of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record; or
•	Dividends and capital gain distributions are not cashed within 180 days.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV.  When reinvested, those amounts are subject to the risk of loss like any other investment in the Fund.

Tax Consequences

The Fund intends to distribute substantially all of its net income and net realized capital gains, if any, less any available capital loss carryover, to its shareholders annually and to comply with the provisions of the Internal Revenue Code applicable to investment companies, which will relieve the Fund of Federal income taxes on the amounts so distributed. The dividends and long-term capital gains distributions are taxable to the recipient whether received in cash or reinvested in additional shares.  Long-term capital gains distributions will be taxed to the individual Fund shareholder as such, regardless of the length of time the Fund shares have been held.

Cost Basis Reporting . As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Effective January 1, 2012, the Fund has chosen Average Cost as its default tax lot identification method for all shareholders. This tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases (including reinvested dividends and capital gain distributions) on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s default tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s default lot identification method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury Department regulations or consult your tax advisor with regard to your personal circumstances

Market Timing Policy

The Fund discourages market timing.  Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements.  Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  The Board of Directors has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive.  This policy generally applies to all Fund shareholders.  While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers.

The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive.  The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years, which end on June 30. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Grant Thornton, LLP,  whose report, along with the Fund’s financial statements, is incorporated by reference in the Statement of Additional Information and included in the annual report to shareholders, either or both of which are available upon request.

BRUCE FUND, INC.
Financial Highlights
Selected data for each share of capital stock outstanding through each year is presented below

	Fiscal year ended June 30,
	2011	2010	2009	2008	2007

Selected Per Share Data
Net asset value, beginning of the year	$330.82	$285.69	$342.22	$424.14	$408.85

Income from investment operations:
Net investment income	14.62	14.28	14.44	18.48	12.86
Net realized and unrealized gain (loss)	72.43	43.18	(55.37)	(73.12)	25.57
Total from investment operations	87.05	57.46	(40.93)	(54.64)	38.43

Less Distributions to Shareholders:
From net investment income	(15.84)	(12.33)	(11.52)	(21.45)	(10.17)
From net realized gain	-	-	(4.08)	(5.83)	(12.97)
Total distributions	(15.84)	(12.33)	(15.60)	(27.28)	(23.14)

Net asset value, end of the year	$402.03	$330.82	$285.69	$342.22	$424.14

Total Return 1	26.83%	20.44%	(11.20)%	(13.04)%	9.66%

Ratios and Supplemental Data
Net assets, end of the year ($ millions)	$299.69	$220.57	$185.71	$234.12	$380.88
Ratio of expenses to average net assets	0.82%	0.88%	0.93%	0.82%	0.78%
Ratio of net investment income to
average net assets	4.07%	4.48%	5.29%	4.22%	3.72%
Portfolio turnover rate	43.38%	11.41%	15.61%	20.80%	14.69%

1 Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

PROSPECTUS

October 28, 2011

BRUCE FUND, INC.
BRUCE FUND, INC.
20 North Wacker Drive
Chicago, Illinois  60606

Additional information about the Fund may be found in the Statement of Additional Information, and in shareholder reports. Shareholder inquiries may be made by calling the Bruce Fund at 1-800-872-7823.  The Statement of Additional Information contains more information on Fund investments and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates.  The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements.  The Form N-Q (Quarterly Schedule of Portfolio Holdings) is filed shortly after the end of the first and third quarters.  These and other Fund documents may be obtained without charge from the following sources:

BY PHONE:	Call Bruce Fund at 1-800-872-7823

BY MAIL:	Bruce Fund, Inc. at the above address or

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-1520
(a duplication fee is charged)

IN PERSON:	Public Reference Room
Securities and Exchange Commission
Washington, D.C.
(call 1-202-551-8090 for more information)

BY ELECTRONIC REQUEST: at the following email address: publicinfo@SEC.gov (a duplication fee is charged)

ONLINE:	at the following Internet addresses:
The Fund’s website at www.thebrucefund.com
The SEC’s EDGAR database at www.sec.gov

The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).

Investment Company Act File Number:   811-1528

STATEMENT OF ADDITIONAL INFORMATION

BRUCE FUND, INC.

BRUFX

20 North Wacker Drive
Suite 2414
Chicago, Illinois  60606
(312) 236-9160

This Statement of Additional Information is not a Prospectus, but it should be read in conjunction with the Prospectus.  A free copy of the Prospectus may be obtained by writing or calling the Bruce Fund.  Certain information is incorporated by reference to the Annual Report to Shareholders dated June 30, 2011 . The Prospectus and Report to Shareholders are available, without charge, upon request by calling (800) 872-7823 or by visiting the website www.thebrucefund.com.  This Statement of Additional Information relates to the Prospectus dated October 28, 2011 .

Date:  October 28, 2011

Fund History	2

Classification	2

Investment Strategies and Risk	2

Fund Policies	2

Disclosure of Portfolio Holdings	4

Management of the Fund	5

Leadership Structure and Board of Directors	5

Code of Ethics	7

Proxy Voting Policy	7

Control Persons and Principal Holders of Securities	7

Investment Advisory and Other Services	8

Portfolio Managers	9

Custodian	10

Independent Registered Public Accounting Firm	10

Fund Services	10

Brokerage Allocation and Other Practices	11

Capital Stock and Other Securities	12

Purchase, Redemption and Pricing of Shares	12

Taxation of the Fund	13

Underwriters	14

Financial Statements	14

Fund History

Bruce Fund, Inc. is a Maryland corporation incorporated on June 20, 1967. The Fund’s only business during the past five years has been an investment company.  The name of the Fund was changed to Bruce Fund, Inc., in October 1983.

Classification

The Fund is an open end, diversified, management investment company.

Investment Strategies and Risks

The principal strategies followed in seeking to achieve the Fund’s primary investment objective of long-term capital appreciation are described in the Prospectus. Securities of unseasoned companies, where the risks are considerably greater than common stocks of more established companies, may also be acquired from time to time if Bruce & Co., Inc. the Fund’s investment adviser (the “Adviser”) believes such investments offer possibilities of capital appreciation. The Fund may also invest in securities convertible into common stocks, preferred stocks, other debt securities and warrants. The investment restrictions to which the Fund is subject limit the percentage of total Fund assets that may be invested in the securities of any one issuer.  These restrictions do not apply to securities representing ownership interest in United States Government securities.

Fund Policies

The Fund has adopted certain investment restrictions which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of the outstanding shares of the Fund as defined by the Investment Company Act.  These fundamental policies are:

1.           Securities of other investment companies will not be purchased, except the Fund may purchase securities issued by money market funds.

2.           The Fund will not acquire or retain any security issued by a company if one or more officers or directors of the Fund or any affiliated persons of the Adviser beneficially own more than one-half of one percent (0.5%) of such company's stock or other securities, and all of the foregoing persons owning more than one-half of one percent (0.5%) together own more than 5% of such stock or security.

3.           The Fund will not borrow money or pledge any of its assets.

4.           Investments will not be made for the purpose of exercising control or management of any company.  The Fund will not purchase securities of any issuer if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such issuer.

5. The Fund will not sell short, buy on margin or engage in arbitrage transactions.
6.           The Fund will not lend money, except for the purchase of a portion of an issue of publicly-distributed debt securities.

7.           The Fund will not buy or sell commodities, commodity futures contracts or options on such contracts.

8.           The Fund will not act as an underwriter or distributor of securities, other than its own capital stock, except as it may be considered a technical "underwriter" as to certain securities which may not be publicly sold without registration under the Securities Act of 1933.

9.           The Fund will not purchase or write any puts, calls or combinations thereof.  The Fund may, however, purchase warrants for the purchase of securities of the same issuer issuing such warrants, or of a subsidiary of such issuer.  The investment in warrants, valued at the lower of cost or market, may not exceed 5.0% of the value of the Fund's net assets.  Included within that amount, but not to exceed 2.0% of the value of the Fund's net assets, may be warrants which are not listed on a national exchange.  Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

10.           The Fund will not purchase or own real estate or interests in real estate, except in the marketable securities of real estate investment trusts.

11.           The Fund will not purchase any securities which would cause more than 10% of the Fund's net assets at the time of purchase to be invested in securities which may not be publicly sold without registration under the Securities Act of 1933.

12.           Not more than 25% of the value of the Fund's total assets (exclusive of government securities) will be invested in companies of any one industry or group of related industries.

13.           The Fund will not issue senior securities.

14.           The Fund will be required to have at least 75% of the value of its total assets represented by (i) cash and cash items (including receivables), (ii) government securities as defined in the Investment Company Act of 1940, and (iii) other securities, limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer.

15.           The Fund will not invest in oil, gas or other mineral leases.

It is the policy of the Fund not to invest more than 5% of the value of the Fund's total assets in securities of issuers, including their predecessor, which have been in operation less than three years.  There is no restriction against making investments in the securities of unseasoned issuers or of foreign issuers and such investments may be made in management's discretion, without approval of a majority of the Fund's outstanding voting securities.

Disclosure of Portfolio Holdings

With respect to the disclosure of the Fund's portfolio securities, the Board has approved the policy that unreported holdings or selective disclosures are not to be made to any persons, except as described below.  Information about portfolio securities is reported as soon as practical or possible after each quarter end.

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

           The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund.  Huntington Asset Services, Inc., in its capacity as fund accounting agent, and Huntington National Bank, in its capacity as custodian, receive all portfolio data daily with no lag.  The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents.  Grant Thornton, LLP, acting as the Fund’s auditor, receives the Fund’s fiscal year end holdings approximately one month after fiscal year end in order to perform the annual Fund audit.  This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

The Fund manager has been given authority to release the Fund information.  The Fund manager initiates the release of the portfolio holdings both to the SEC and to the public.  Shareholders receive shareholder reports as soon as practical after filing with the SEC, due to printing and mailing lags.  The Board reviews the Fund manager’s report on portfolio holdings disclosure at each Board meeting.  Any potential conflicts would be resolved by the Board.

           The Adviser and any affiliated persons of the Adviser are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

Management of the Fund

The Fund is managed by its officers and directors.  It has no advisory board, and no standing committees of the board of directors.  Directors serve until the successor of each shall have been duly elected and shall have qualified.  Independent Directors constitute a majority of the board.

The following table provides information regarding the Independent Directors:

Name, Address*, (Age), Position with Fund**, Term of Position with Fund	Principal Occupation and Other Directorships During Past 5 Years
Ward M. Johnson (74) Independent Director, December 1985 to present	2002 to present - Real Estate Sales, Landings Co.
Robert DeBartolo (51) Independent Director, March 2007 to present
2009 to 2011 – Senior Director, Goble & Associates; 2008 to 2009 – Vice President, Client Engagements, Cadient Group; 2000 to 2008 – Managing Director, Executive Vice President, Corbett Accel Healthcare Group, Omnicom

*    The address for each director is 20 North Wacker Drive, Suite 2414, Chicago, Illinois 60606
**  The Fund consists of one series.  The Fund is not part of a Fund Complex

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the 1940 Act, and each officer of the Fund.

Name, Address*, (Age), Position with Fund,** Term of Position with Fund	Principal Occupation and Other Directorships During Past 5 Years
Robert B. Bruce*** (79) Chairman, Director, President, and Treasurer, 1983 to present; Chief Compliance Officer, 2004 to present
l974 to present - principal, Bruce and Co. (investment adviser); l982 to present - Chairman of Board of Directors, Treasurer, Professional Life & Casualty Company (life insurance issuer), previously Assistant Treasurer.

R. Jeffrey Bruce*** (51) Vice President and Secretary, 1983 to present	1983 to present – analyst/manager, Bruce and Co. (investment adviser); 1993 to present – Director, Professional Life & Casualty Company (life insurance issuer)
*    The address for each of the directors and officers is 20 North Wacker Drive, Suite 2414, Chicago, Illinois 60606.
**  The Fund consists of one series.  The Fund is not part of a Fund Complex.
***  Mr. Robert Bruce and Mr. Jeffrey Bruce are “interested” persons because they are officers, directors, and owners of the Adviser.  Robert Bruce is the father of Jeffrey Bruce.

Leadership Structure and Board of Directors

Robert B. Bruce is Chairman of the Board and is an interested person of the Fund.  The other two Directors, Robert DeBartolo and Ward M. Johnson are independent, non-interested persons and make up the majority of the Board.  There is not a designated lead independent director.  The responsibility of the Board of Directors is to insure that the Fund is being run for the benefit of the shareholders and is in compliance with its investment mandates and objectives.  The Fund has determined that this oversight group and Board structure is appropriate due to the facts that the Fund is a no-load, does no marketing, promotion or advertising, has low portfolio turnover, and has a concentrated management structure.

The Board reviews the performance of the Fund and its portfolio make-up on a regular basis to insure compliance with the Fund’s strategies and objectives.  It also annually reviews the advisory contract, determining the appropriateness of fees, expenses and performance.  The Directors also on a regular basis review and discuss some or all of the following compliance and risk management reports related to the Fund:

1. Portfolio Management Process, Portfolio Review
2. Review of Commissions, Best Execution
3. Trading Activities, Affiliated Persons Security Transactions
4. Disclosure Requirements, Fund Compliance Tests
5. Anti-Money Laundering, Customer Identification Policy Review
6. Proxy Voting Policy
7. Code of Ethics, Chief Compliance Officer Reports
8. Pricing of Portfolio Securities, Fair Value Pricing Policy
9. Privacy Policy
10. Continuity Planning and Business Recovery
11. Processing of Fund Shares
12. Protection of Non-Public Information
13. Fund Governance, Advisory Contract Review
14. Market Timing, Late Trading Issues
15. Compliance Issues
16. Federal Registration, Filings and Audit Review

Robert B. Bruce has over 57 years of experience working as a security analyst and portfolio manager, and has been working since inception in 1983 as portfolio manager of the Fund.  He is a Chartered Financial Analyst, conferred by the Financial Analyst Federation in 1957, and is a graduate of the University of Wisconsin with a Bachelor of Business Administration degree and Finance major.

Ward M. Johnson has currently 9 years experience in Real Estate Sales at the Landings Company.  Prior to that, he was President and co-founder of Savannah Capital which specialized in viatical investments.  For the previous 30 years he served in various capacities with major office equipment companies as well as guiding some start-up companies in the industry.  He has been a director with the Fund since December 1985. He graduated from the University of Wisconsin in 1959 with a Bachelor of Business Administration degree.  Mr. Johnson’s extensive knowledge of the capital markets, business operations, and economic issues provides valuable insights to the Board in matters regarding the Fund’s investments.

Robert DeBartolo was most recently Senior Director, Integrated Strategy at Goble & Associates.  He has more than 26 years of healthcare marketing, brand strategy, and integrated communications experience.  After spending the first 10 years of his career with Allergan, Inc., he was appointed Executive Vice President of Omnicom Group’s CorbettAccel Healthcare Group.  There he drove key growth initiatives including global strategies to the pharmaceutical and biotechnology industries.  He is a graduate of Miami University with a Bachelor of Science degree in Business and has been Director since March of 2007.  His experience in the health care and pharmaceutical industry is valuable with respect to investment, financial, and accounting issues.  As a long-time shareholder, Mr. DeBartolo has intimate knowledge of the Fund and industry, which gives him unique insight into the Fund’s operations, strategies, and challenges.

The following table provides information regarding shares of the Fund owned by each Director as of December 31, 2010 .

Director	Dollar Range of Fund Shares
Ward M. Johnson	$1 - $10,000
Robert DeBartolo	$ 50,001 - $100 ,000
Robert B. Bruce	Over $100,000

 Robert B. Bruce and R. Jeffrey Bruce are the only officers and stockholders of the Adviser, which is paid an advisory fee by the Fund. There are no concessions to directors or affiliated persons who invest in Fund shares.

The Independent Directors each generally receive $500 per year from the Fund.  This compensation is paid by the Adviser and reimbursed by the Fund.  The officers of the Fund receive no compensation from the Fund.

Code of Ethics

The Fund and the Adviser have both adopted a Code of Ethics designed to ensure that the interests of Fund shareholders come before the interests of the people who manage the Fund.  Among other provisions, the Code of Ethics requires all investment personnel with access to information about the purchase or sale of securities by the Fund to report to the Board of Directors all their security transactions, which are reviewed quarterly.  The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Policy

The Fund's portfolio managers have the discretion to vote each issue as they see fit.  It is the Fund's intent to vote each proxy issue in the best interests of its shareholders.  The Fund's most recent proxy voting record, for the 12-month period ended June 30, can be obtained, without charge, upon request, by calling (800) 872-7823 or at the Fund’s website at www.thebrucefund.com; and on the SEC's website, www.sec.gov.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund.  A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control.  As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the advisory agreement with the Adviser.  As of October 14, 2011 , there were no control persons or principal shareholders of the Fund.  As of October 14, 2011 , the officers and directors as a group beneficially owned 2.73 % of the Fund.

Investment Advisory and Other Services

Bruce and Co., Inc., an Illinois corporation controlled by Robert B. Bruce and R. Jeffrey Bruce, is the only investment adviser to the Fund.  Robert Bruce is Chairman of the Board of Directors, President and Treasurer of the Fund.  R. Jeffrey Bruce is the son of Robert B. Bruce, is employed by, and a stockholder, officer and director of, the Adviser, and is Vice-President and Secretary of the Fund.  The Adviser provides suitable office space in its own offices and all necessary office facilities and equipment for managing the assets of the Fund. Members of the Adviser's organization serve without salaries from the Fund as directors, officers or agents of the Fund, if duly elected or appointed to such positions by the shareholders or by the Board of Directors. The Adviser bears all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities.

The advisory fee payable by the Fund to Bruce and Co. is a percentage applied to the average net assets of the Fund as follows:

Annual Percentage Fee	Applied to Average Net Assets of Fund

1.0%	Up to $20,000,000; plus

0.6%	$20,000,000 through $100,000,000; plus

0.5%	over $100,000,000

A fee installment will be paid in each month and will be computed on the basis of the average of the daily closing net asset values for each business day of the previous calendar month for which the fee is paid (e.g., 1/12% of such average will be paid in respect to each month in which such average is less than $20 million).

The following tables describe the advisory fees paid to the Adviser by the Fund for the last three fiscal years.

Fiscal Year Ended June 30, 2009	Fiscal Year Ended June 30, 2010	Fiscal Year Ended June 30, 2011
$1, 070,229	$1, 231,681	$1, 480,116

Portfolio Managers

Mr. Robert B. Bruce and Mr. R. Jeffrey Bruce are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.   Robert B. Bruce has received no salary for the previous five years from the Adviser.  There are no payment or manager compensation formulas tied to the Fund.  His total compensation from Bruce and Co. comes from his share of the profits to the extent of his ownership.  He received no health benefits, retirement benefits or other compensation. R. Jeffrey Bruce received a salary from the Adviser, as well as profit sharing distributions to the extent of his ownership.  Again no payment or manager compensation formulas are tied to the Fund or its performance.

As of June 30, 2011 , each portfolio manager was responsible for the management of the following types of accounts, in addition to the Fund:

Portfolio Manager	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Robert B. Bruce	Mutual Funds: 0 Other Pooled Investment Vehicles: 0 Other Accounts: 15	N/A N/A $ 172 million	N/A N/A 0	N/A N/A N/A
R. Jeffrey Bruce	Mutual Funds: 0 Other Pooled Investment Vehicles: 0 Other Accounts: 15	N/A N/A $ 172 million	N/A N/A 0	N/A N/A N/A

In addition, each portfolio manager may carry on investment activities for his own account(s) and/or the accounts of family members. The Fund has no interest in these activities.  As a result of the foregoing, each portfolio manager is engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities. For example, the portfolio manager may manage such other accounts on terms that are more favorable than the terms on which the Adviser manages the Fund, such as in cases where the Adviser receives higher fees from the other accounts than the advisory fee received from the Fund.

  There may be circumstances under which a portfolio manager will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund’s assets that the portfolio manager commits to such investment.  There also may be circumstances under which a portfolio manager purchases or sells an investment for the other accounts and does not purchase or sell the same investment for the Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for the other accounts.

  However, it is generally the Adviser’s and each portfolio manager’s policy that investment decisions for all accounts that the portfolio manager manages be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting the accounts and that investment transactions and opportunities be fairly allocated among the Fund and other accounts. For example, the Adviser has policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Adviser. When feasible, the portfolio manager will group or block various orders to more efficiently execute orders and receive reduced commissions in order to benefit the Fund and other client accounts. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata average.

As of June 30, 2011 , the portfolio managers’ beneficial ownership of shares of the Fund was as follows:

Robert B. Bruce	Over $1,000,000
R. Jeffrey Bruce	Over $1,000,000

Custodian

The Fund's custodian is Huntington National Bank, 41 South High, Columbus, Ohio 43216.  The custodian has custody of all the Fund's securities.  It accepts delivery and makes payment for securities purchased and makes delivery and receives payment for securities sold.  Upon receipt of authorization to make payment of Fund expenses from the Adviser, the custodian makes such payments from deposits of the Fund, and sends confirmation of all bills paid.

Independent Registered Public Accounting Firm

Grant Thornton LLP, 175 West Jackson Boulevard, 20th Floor, Chicago, Illinois 60604, has been selected as independent registered public accounting firm for the Fund for the fiscal year ending June 30, 2012 .  The firm performs an annual audit of the Fund’s financial statements and provides tax services as requested.

Fund Services

The Fund's Shareholder Servicing and Transfer Agent is Huntington Asset Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208.   Huntington receives and processes all orders by investors to purchase and to redeem Fund shares, and maintains a current list of names and addresses of all shareholders and their respective holdings.  Huntington pays dividends, makes capital gain distributions and mails annual reports and proxy statements to shareholders.

Huntington Asset Services also provides the Fund with fund accounting and administration services.  Fund accounting services include certain monthly reports, record-keeping and other management-related services.   For its services as fund accountant, Huntington receives a monthly fee from the Fund equal to an annual rate of 0.04% of the Fund’s average net assets for the first $100 million, 0.02% of the Fund’s average net assets from $100 million to $250 million, and 0.01% of the Fund’s average net assets over $250 million, subject to a $25,000 minimum annual fee.

Administrative services include regulatory reporting, necessary office equipment, personnel and facilities.  For its services as administrator, Huntington receives a monthly fee from the Fund equal to an annual rate of 0.09% of the Fund’s average net assets for the first $100 million, 0.06% of the Fund’s average net assets from $100 million to $250 million, and 0.03% of the Fund’s average net assets over $250 million, subject to a $30,000 minimum annual fee.

Brokerage Allocation and Other Practices

Decisions to buy and sell securities for the Fund, the selection of brokers and negotiation of the commissions to be paid, or mark-ups (or mark-downs) on principal transactions, are made by the Adviser.  Robert B. Bruce and R. Jeffrey Bruce, officers of the Fund and owners of the Adviser, are jointly and primarily responsible for making the Fund's portfolio decisions, subject to direction by the Board of Directors of the Fund.  It is the Adviser's policy to obtain the best security price and execution of transactions available.  During each of the last three fiscal years, the aggregate brokerage commissions paid by the Fund were:

Fiscal Year Ended June 30, 2009	Fiscal Year Ended June 30, 2010	Fiscal Year Ended June 30, 2011
$ 54,326	$ 75,805	$ 39,821

Because of general market conditions, the Fund engaged in less trading activity during the fiscal year ended June 30, 2011 as compared to 2010 .  This decrease in trading activity resulted in a lower portfolio turnover rate and lower brokerage commissions.

The Fund frequently purchases and sells securities, mainly fixed income securities, from dealers acting as principals. No commissions are paid on such transactions but prices do include mark-ups (or mark-downs).  None of the brokers with whom the Fund dealt in the last three years was affiliated in any manner with the Fund, or with any affiliated person of the Fund, including the Adviser.

Brokers are selected to effect securities transactions for the Fund based on the Adviser's overall evaluation of the commission rates charged, the reliability and quality of the broker's services and the value and expected contribution of such services to the performance of the Fund.  Where commissions paid reflect services furnished in addition to execution, the Adviser will stand ready to demonstrate that such services were bona fide and rendered for the benefit of the Fund.  Such commissions may be higher than could be obtained from brokers not supplying such services.  The Adviser considers the supplementary research and statistical or other factual information provided by dealers in allocating portfolio business to dealers.  Such allocation is not on the basis of any formula, agreement or understanding.It is not possible to place a dollar value on such research and other information and it is not contemplated that the receipt and study of such research and other information will reduce the cost to the Adviser of performing duties under the Advisory Agreement.  The Board of Directors of the Fund has permitted the Fund to pay brokerage commissions which may be in excess of those which other brokers might have charged for effecting the same transactions, in recognition of the value of the brokerage and research services provided by the executing brokers.  The research, which is received from brokers, includes such matters as information on companies, industries, economic and market factors.  The information received may or may not be useful to the Fund, and may or may not be useful to the Adviser in servicing other of its accounts.

The Adviser attempts to evaluate the overall reasonableness of the commissions paid by the Fund and attempts to negotiate commissions which are within a reasonable range, keeping in mind the brokerage and research services provided.  The Adviser is not aware that any of the Fund's brokerage transactions during the last fiscal year were placed pursuant to an agreement or understanding with a broker or otherwise through an internal allocation procedure because of research services provided.

Capital Stock and Other Securities

Bruce Fund, Inc. has only one class of authorized stock, Capital Stock, $1.00 par value. The Fund’s Articles of Incorporation authorize the Issuance of 2,000,000 such shares.  Shareholders are entitled to one vote per full share, to such distributions as may be declared by the Fund's Board of Directors out of funds legally available, and upon liquidation to participate ratably in the assets available for distribution.  The holders have no preemptive rights.  All shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of such directors if they choose to do so, and, in such event, the holders of the remaining shares so voting will not be able to elect any directors.  The shares are redeemable (as described in the Prospectus) and are transferable.  All shares issued and sold by the Fund will be fully paid and non-assessable.  There are no material obligations or potential liabilities associated with ownership of Fund shares.  There are no conversion rights and no sinking fund provisions.

Purchase, Redemption and Pricing of Shares

For information concerning the purchase and redemption of shares of the Fund, see “Purchase of Fund Shares” and “Redemption of Fund Shares” in the Fund’s Prospectus.

The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open for business.  The Exchange is closed on weekends, most federal holidays, and Good Friday.

Equity securities generally are valued by using market quotations, and are valued on the basis of prices furnished by a pricing service.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange-traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price or bid.  When market quotations are not readily available, or when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Directors of the Fund.

Fixed income securities generally are valued by using market quotations furnished by a pricing service.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Directors.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Directors has determined will represent fair value.

The Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Taxation of the Fund

The Fund intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year.  There can be no assurance that it actually will so qualify.  The Fund intends to distribute all taxable income to its shareholders and otherwise comply with the income and diversification provisions of the Code applicable to RICs.  Therefore, no provision will be made for Federal income taxes.  If the Fund fails to qualify as a RIC in any taxable year, the Fund may be liable for Federal income taxes.

On dividends from ordinary income and short-term gains the shareholders pay income tax in the usual manner.  The dividend-received exclusion does not apply to capital gains distributions.  The dividend-received exclusion is subject to proportionate reduction if the aggregate dividends received by the Fund from domestic corporations in any year is less than 75% of the Fund's gross income exclusive of capital gains.  Statements will be mailed to shareholders in January of the year after the close of the fiscal year showing the amounts paid and the tax status of the year's dividends and distribution.  The dividends and long-term capital gains are taxable to the recipient whether received in cash or reinvested in additional shares.  Federal legislation requires the Fund to withhold and remit to the Treasury a portion (28%) of dividends payable if the shareholder fails to furnish his taxpayer identification number to the Fund, if the Internal Revenue Service notifies the Fund that such number, though furnished, is incorrect, or if the shareholder is subject to withholding for other reasons set forth in Sec. 3406 of the Internal Revenue Code.

The Fund may acquire zero coupon securities issued with original issue discount. If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year.  Because the Fund annually must distribute (a) ninety-eight percent (98%) of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) ninety percent (90%) of its investment company taxable income, including any original issue discount, to satisfy the requirements of the Code, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions would be made from the Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary.  The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Underwriters

Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund.  The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares.  Shares of the Fund are offered to the public on a continuous basis.

Financial Statements

The financial statements of the Fund and the report of the Independent Registered Public Accounting Firm required to be included in this Statement of Additional Information are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the period ended June 30, 2011 .  The Annual Report may be obtained, without charge, by calling (800) 872-7823.

PART C
Form N-lA
OTHER INFORMATION

PART C

Item No.	Title

28	Exhibits
29	Persons Controlled by or Under Common Control with the Fund
30	Indemnification
31	Business and Other Connections of the Investment Adviser
32	Principal Underwriters
33	Location of Accounts and Records
34	Management Services
35	Undertakings
Signatures

Item 28.                      Exhibits

(a)           Articles of Incorporation.

(1)	Registrant’s Articles of Incorporation, filed with Registrant’s registration statement on Form N-1A dated November 11, 1983 and incorporated herein by reference.

(2)	Amendment to Registrant’s Articles of Incorporation, filed with Registrant’s registration statement on Form N-1A dated December 12, 2000 and incorporated herein by reference.

(b)
By-laws – Registrant’s By-laws, restated as of November 1, 1983 and amended as of November 16, 2005, filed with Registrant’s registration statement on Form N-1A dated September 27, 2006 and incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders – Filed with Registrant’s registration statement on Form N-1A dated November 11, 1983 and incorporated herein by reference.

(d)
Investment Advisory Contract – Registrant’s Investment Management Agreement with Bruce &  Co, Inc., filed with Registrant’s registration statement on Form N-1A dated December 12, 2000 and incorporated herein by reference.

(e)	Underwriting Contracts – Registrant’s Distribution Agreement with Unified Financial Securities, Inc., filed herewith.

(f)           Bonus or Profit Sharing Contracts – None

(g)
Custodian Agreement – Registrant’s Custodian Agreement with Huntington National Bank, filed with Registrant’s registration statement on Form N-1A dated October 31, 2005 and incorporated herein by reference.

(h)	Other Material Contracts

(1)	Registrant’s Mutual Fund Services Agreement with Unified Fund Services, Inc., filed with Registrant’s registration statement on Form N-1A dated October 31, 2005 and incorporated herein by reference.

(2)	Registrant’s Fee Agreement with Huntington Asset Services, Inc., filed herewith.

(i)	Legal Opinion – Filed with Registrant’s registration statement on Form N-1A dated November 11, 1983 and incorporated herein by reference.

(j)	Other Opinions – Independent Registered Public Accounting Firm Consent of Grant Thornton LLP, filed herewith.

(k)           Omitted Financial Statements – None

(l)           Initial Capital Agreements – None

(m)           Rule 12b-1 Plan – None

(n)           Rule 18f-3 Plan – None

(o)           Reserved
(p)           Codes of Ethics  - Code of Ethics of Registrant and Bruce & Co., Inc., filed with Registrant’s registration statement on Form N-1A dated October 29, 2007 and incorporated herein by reference.

Item 29.                      Persons Controlled by or Under  Common Control with the Fund

None

Item 30.                      Indemnification

Art. Seventh, Par. 7(c) of the Registrant's Articles of Incorporation, as amended, provides that each director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he is made a party by reason of his being or having been a director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.  There are additional provisions in said Paragraph 7(c) relating to procedure for such indemnification in case of settlement, limitations on costs and expenses (including attorney's fees in such event), the right of a stockholder to challenge such indemnification in certain cases, and express acknowledgment that such rights and indemnities are not exclusive of any other right to which the officers and directors may be entitled according to law.

Item 31.                      Business and Other Connections of the Investment Adviser

Bruce & Co, Inc. (“Bruce”) serves as investment adviser to the Bruce Fund.  Mr. Robert B. Bruce and Mr. R. Jeffrey Bruce are the sole officers, directors, and owners of Bruce.  Further information about Bruce can be obtained from the Form ADV Part I filed via the NASDR’s CRD/IARD system, and available on the Investment Adviser Public Disclosure Website.

Item 32.                     Principal Underwriters.

(a)
Unified Financial Securities, Inc. also serves as a principal underwriter for the following investment companies: American Pension Investors Trust, Appleton Funds, Dividend Growth Trust, Dreman Contrarian Funds, Grand Prix Investors Trust, H C Capital Trust, Huntington Funds, Unified Series Trust, and Valued Advisers Trust.

(b) The directors and officers of Unified Financial Securities, Inc. are as follows:

Name	Title	Position with Trust
Daniel B. Benhase*	Director	None
Anna Maria Spurgin**	President	None
John C. Swhear**	Chief Compliance Officer	None
Edward J. Kane*	Vice President	None
A. Dawn Story*	Vice President	None
Varanont O. Ruchira**	Assistant Vice President	None
Karyn E. Cunningham**	Controller	None
Richard A. Cheap*	Secretary	None
Larry D. Case*	Assistant Secretary	None

*	The principal business address of these individuals is 41 S. High Street, Columbus, OH 43215
** The principal business address of these individuals is 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208

(c) Not Applicable.

Item 33.                     Location of Accounts and Records

All accounts, books or other documents required to be to be maintained by section 31(a) of the 1940 Act, and rules promulgated thereunder are kept at one or more of the following locations:

Bruce & Co., Inc.
Suite 2414
20 North Wacker Drive
Chicago, IL 60606

Huntington Asset Services, Inc.
2960 North Meridian Street
Suite 300
Indianapolis, IN 46208

Huntington National Bank
41 South High Street
Columbus, OH 45263

Unified Financial Securities, Inc.
2960 North Meridian Street
Suite 300
Indianapolis, IN 46208
Item 34.                      Management Services

None.

Item 35.                      Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 36 to its registration statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, and State of Illinois on the 28th day of October, 2011.

                                                                                     Bruce Fund, Inc,

By:  /s/ Robert B. Bruce
Robert B. Bruce, President

Pursuant to the reqirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the date indicated.

/s/ Robert B. Bruce                                                                                                           Date:  October 28, 2011
Robert B. Bruce
President, Treasurer, and Director

/s/ R. Jeffrey Bruce                                                                                                           Date:   October 28, 2011
R. Jeffrey Bruce
Vice President, Secretary, and Chief Accounting Officer

/s/ Ward M. Johnson                                                                                                           Date:  October 28, 2011
Ward M. Johnson
Director

/s/ Robert DeBartolo                                                                                                           Date:   October 28, 2011
Robert DeBartolo
Director

INDEX TO EXHIBITS

Exhibit Number                                         Description

EX.99.e                                                      Distribution Agreement with Unified Financial Securities, Inc.

EX.99.h                                                      Fee Agreement with Huntington Asset Services, Inc.

EX.99.j                                                      Consent of Grant Thornton LLP